SUPPLEMENT TO THE FIDELITY ADVISOR MUNICIPAL BOND FUND CLASS A AND CLASS B PROSPECTUS
DATED JUNE 30, 1996
Effective August 30, 1996, Class A of the fund has been renamed "Class T." Effective September 30, 1996, the following information replaces the similar information in the "Selling Shares in Writing" discussion in the "How to Sell Shares" section on page 18.
(small solid bullet) If you purchased your shares through a bank representative:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
The following information replaces the "Quantity Discounts" and "Rights of Accumulation" discussion in the "Sales Charge Reductions and Waivers" section on page 27.
QUANTITY DISCOUNTS apply to purchases of Class T shares of a single Fidelity Advisor fund or to combined purchases of (i) Class T and Class B shares of any Fidelity Advisor fund, (ii) Class B shares of Daily Money
Fund: U.S. Treasury Portfolio, and (iii) Initial Class shares of Daily Money Fund: U.S. Treasury Portfolio, Initial Class shares of Daily Money
Fund: Money Market Portfolio, and shares of Daily Tax-Exempt Money Fund acquired by exchange from any Fidelity Advisor fund. The minimum investment eligible for a quantity discount is $50,000, except that the minimum investment for Fidelity Advisor Short Fixed-Income Fund and Fidelity Advisor Short-Intermediate Municipal Income Fund is $500,000.
To qualify for a quantity discount, investing in the fund's Class T shares for several accounts at the same time will be considered a single transaction (Combined Purchase), as long as shares are purchased through one investment professional and the total is at least $50,000 (or at least $500,000 for Fidelity Advisor Short Fixed-Income Fund and Fidelity Advisor Short-Intermediate Municipal Income Fund).
RIGHTS OF ACCUMULATION let you determine your front-end sales charge on Class T shares by adding to your new purchase of Class T shares the value of all of the Fidelity Advisor fund Class T and Class B shares held by you, your spouse, and your children under age 21. You can also add the value of Class B shares of Daily Money Fund: U.S. Treasury Portfolio as well as Initial Class shares of Daily Money Fund: U.S. Treasury Portfolio, Initial Class shares of Daily Money Fund: Money Market Portfolio, and shares of Daily Tax-Exempt Money Fund acquired by exchange from any Fidelity Advisor fund.
The following information replaces    the     similar information    found
    in the "Sales Charge Reductions and Waivers" section beginning on page
27.
   A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS T SHARES:
    5. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution (i) from an employee benefit plan that qualified for waiver (11) or had a minimum of $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under (6) below, or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.)

SUPPLEMENT TO THE FIDELITY ADVISOR MUNICIPAL BOND FUND: CLASS A AND CLASS B STATEMENT OF ADDITIONAL INFORMATION
DATED JUNE 30, 1996
Effective August 30, 1996, Class A of the fund has been renamed "Class T."
The following information replaces    the     similar information
   found     in the "Additional Purchase, Exchange, and Redemption
Information" section beginning on page 15.
   The sales charge will not apply:
5. to shares in a Fidelity or Fidelity Advisor account purchased (including purchases by exchange) with the proceeds of a distribution (i) from an employee benefit plan that qualified for waiver (11) or had a minimum of $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under (6) below or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.)
The following information replaces the "Rights of Accumulation" discussion in the "Additional Purchase, Exchange, and Redemption Information" section on page 16.
RIGHTS OF ACCUMULATION permit reduced front-end sales charges on any future purchases of Class T shares after you have reached a new breakpoint in the fund's sales charge schedule. The value of (i) currently held Fidelity Advisor fund Class T and Class B shares, (ii) Class B shares of Daily Money
Fund: U.S. Treasury Portfolio, and (iii) Initial Class shares of Daily Money Fund: U.S. Treasury Portfolio, Initial Class shares of Daily Money
Fund: Money Market Portfolio, and shares of Daily Tax-Exempt Money Fund acquired by exchange from any Fidelity Advisor fund, is determined at the current day's NAV at the close of business, and is added to the amount of your new purchase valued at the current offering price to determine your reduced front-end sales charge.